Note 17 - Leases - Lease Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating lease cost	$ 536	$ 692
Variable lease cost	13	9
Sublease income	(44)	0
Total lease cost	505	701
Operating cash flows used for operating leases	$ 559	$ 730
Weighted average remaining lease term (in years) (Year)	3 years 2 months 12 days	4 years 1 month 6 days
Weighted average incremental borrowing rate	7.07%	7.08%